Portions of this Exhibit 10.18b have been omitted based upon a request for confidential treatment. This Exhibit 10.18b, including the non-public information, has been filed separately with the Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.

Exhibit 10.18b

AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 1 to FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 21, 2013, is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC (a “Purchaser”), SARATOGA FUNDING CORP., LLC (a “Purchaser”), DEUTSCHE BANK AG, NEW YORK BRANCH, as a Purchaser and as Purchaser Agent for itself and for SARATOGA FUNDING CORP., LLC (a “Purchaser Agent”), BMO HARRIS BANK, N.A., as Purchaser and as Purchaser Agent for itself (a “Purchaser Agent”) FIFTH THIRD BANK, as Purchaser and as Purchaser Agent for itself (a “Purchaser Agent”) and BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC (a “Purchaser Agent”) and as the initial agent (the “Agent”).
R E C I T A L S
A.    The Seller, the Servicer, the Purchasers, the Purchaser Agents, and the Agent are parties to that certain Fifth Amended and Restated Receivables Purchase Agreement dated as of June 21, 2013 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    The Seller, the Servicer, the Purchasers, the Purchaser Agents and the Agent desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.    Amendment to Agreement. The Agreement is amended as follows:
2.1    Exhibit I to the Agreement is hereby amended to add the following definition of “Float Sale Receivable” as alphabetically appropriate:
“Float Sale Receivable” means a Receivable (i) generated by the Originator or an Originating Lender in connection with a marketing incentive program to support specific auctions pursuant to which the related Obligor is offered special terms which may include, without limitation, reduced floorplan fees or reduced interest charges, and (ii) which following the expiration of the initial term of such Float Sale Receivable the Servicer may permit such Receivable to be rolled over and combined with the related Obligor’s normal floorplan line of credit and existing Contract. For the avoidance of doubt, any Float Sale Receivable shall (i) be tracked as Float Sale Receivable until it is no longer a Receivable, (ii) count against an Obligor’s approved credit limit as governed by the Credit and Collection Policy and (iii) not constitute an Extended Curtailment Receivable.

2.2    The definition of “Eligible Receivable” in Exhibit I to the Agreement is hereby amended to add a new clause (u) thereto as follows:
(u) if the Receivable is a Float Sale Receivable, (i) the related vehicle was purchased at an auction (i.e. not a non-auction purchase), (ii) the initial float sale terms of such Float Sale Receivable do not exceed [*] days, (ii) the maximum terms of such Float Sale Receivable (i.e., the initial float sale terms plus the term permitted upon the conversion of such Float Sale Receivable to the standard Contract terms for such Obligor) does not exceed the lesser of (x) the float sale terms plus the related Obligor’s normal maximum terms pursuant to clause (n) above or (y) [*] days, provide further, that any Receivable curtailed beyond [*] days will be ineligible as of the Curtailment Date which extends the Receivable beyond [*] days, and (iii) if the initial float sale terms for such Float Sale Receivable exceeds [*] days, such Float Sale Receivable’s terms require a minimum principal payment of not less than [*] to be eligible for conversion to such Obligor’s normal Contract terms.
2.3    Clause (n) of the definition of “Eligible Receivable” in Exhibit I to the Agreement is hereby amended to add the phrase “or Float Sale Receivable” after the phrase “other than with respect to any Rental Receivable” therein.
2.4    The definition of “Special Concentration Percentage” in Exhibit I is hereby amended [*]
3.    Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Agent and the Purchasers as follows:
(a)    Representations and Warranties. The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)    Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing.
4.    Effectiveness. This Amendment shall become effective upon the receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This

Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.
8.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
9.    Reaffirmation of Performance Guaranty. By signing below, KAR Auction Services, Inc. reaffirms its obligations under the Performance Guaranty after giving effect to this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AFC FUNDING CORPORATION, as Seller

By: /s/ James E. Money, II
Name: James E. Money, II
Title: Chief Financial Officer & Treasurer

AUTOMOTIVE FINANCE CORPORATION,
as Servicer

AFC
S-1 First Amendment to Fifth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser

By: /s/ Michael R. Newell
Name: Michael R. Newell
Title: Vice President

BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC and as Agent

By: /s/ John Pappano
Name: John Pappano
Title: Managing Director

AFC
S-2 First Amendment to Fifth A&R RPA

DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser Agent for Saratoga Funding Corp., LLC

By: /s/ Colin Bennett
Name: Colin Bennett
Title: Director

By: /s/ Billy Strobel
Name: Billy Strobel
Title: Vice President

SARATOGA FUNDING CORP., LLC, as a Purchaser
By: /s/ Lori Gebron
Name: Lori Gebron
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser and Purchaser Agent for itself

By: /s/ Colin Bennett
Name: Colin Bennett
Title: Director

By: /s/ Billy Strobel
Name: Billy Strobel
Title: Vice President

AFC
S-3 First Amendment to Fifth A&R RPA

BMO HARRIS BANK, N.A., as Purchaser and Purchaser Agent for itself

By: /s/ Linda C. Haven
Name: Linda C. Haven
Title: Managing Director

FIFTH THIRD BANK, as Purchaser and as Purchaser Agent for itself

By: /s/ Andrew D. Jones
Name: Andrew D. Jones
Title: Vice President

Acknowledged and Agreed:

KAR AUCTION SERVICES, INC.,
as provider of the Performance Guaranty

By: /s/ Eric M. Loughmiller___________
Name: Eric M. Loughmiller
Title: Executive V.P. and CFO

AFC
I/3492350.1 S-4 First Amendment to Fifth A&R RPA